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                                                                    EXHIBIT 10.2


                                    LEASE


     THIS LEASE, made this 22nd day of November, 1996 between CAPITOL PROPERTIES FOUR, L.C. a Utah limited liability company, hereinafter called "Lessor" and CIMETRIX INC., a Nevada Corporation, hereinafter called "Lessee."


                                 WITNESSETH:


     Lessor hereby lets to Lessee, and Lessee hereby leases from Lessor the following described premises:



     Approximate address:      6979 South 185 West
                               Midvale,  UT  84047

     Approximate size:         Office          22,300 square feet
                               Assembly        8,400 square feet
                               Warehouse       1,300 square feet

     Term of lease:            Five (5) Years

     Beginning date:           April 1, 1997

     Ending date:              March 31, 2002

     Monthly rent:             $20,078.00

     Prepaid rent:             $40,156.00


     1. RENT. Lessee hereby agrees to pay to Lessor, as rent for said premises TWENTY THOUSAND SEVENTY EIGHT and NO/100 DOLLARS ($20,078.00) per month during the term of this lease, payable in advance on or before the first day of each and every month, with the last two month's rent paid upon execution of this lease ($40,156.00) and the first month's rent shall be paid upon Lessees occupancy.

     In the event Lessee shall fail to pay said rentals on the due date or within ten (10) days thereafter, a late charge of five (5) percent of the monthly rental shall be added to the rental and paid to the Lessor for each such late payment; provided, however, that the total late charges in any year shall not exceed eighteen (18) percent of the annual rental due hereunder.

     2. CONSTRUCTION AND CONDITION OF PREMISES. Lessor, at its own expense, will complete the space in the building on the premises in accordance with the




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approved floor plan and outlined specifications therein, which is attached hereto as Exhibit "A", and will deliver possession of said premises to Lessee on or before the beginning of the term in good condition and repair, ready for occupancy by Lessee, and free of all tenancies and occupancies, subject, however, to delays occasioned by strikes, adverse weather conditions, acts of God and other causes beyond the control of Lessor. In the event of such delays, the effective beginning date of this lease will be the first day of the month following completion of the building; provided, however, that the Lessee may take possession immediately upon completion of the building and pay rent pro-rated from such date until the first day of the following month.

     3. USE OF PREMISES. The leased premises shall be used for offices and for any other lawful purpose involved in the normal business of Lessee not in violation of this lease.

     4.   UTILITIES.  Lessee shall pay for all utilities.

     5. LESSEE'S EQUIPMENT, ALTERATIONS AND SIGNS. Lessee shall have the right to erect such partitions and install electrical or mechanical equipment or fixtures desirable for use in Lessee's business and may at any time before the end of this lease remove all of the same, even though attached to the premises, providing only that in making such removal, Lessee shall repair any damage caused to the premises. Lessee shall have the right to erect on the premises such signs as may be reasonably necessary to identify and advertise the Lessee and its business upon condition that Lessor gives written consent to any such improvements, signs or alterations and that any such meet zoning/code requirements.

     6.   MAINTENANCE OF PREMISES AND MECHANICAL EQUIPMENT.

     (a) Lessor shall keep the premises and roof in good structural condition and repair during the term of the lease and shall be responsible for maintaining the building mechanical, electrical and plumbing equipment in good condition, for the first year of occupancy in said space.

     (b) Lessee shall be responsible for and pay for all janitorial services and after the first year of occupancy in said space, Lessee shall be responsible for minor repairs, routine servicing and maintenance of the mechanical equipment, including but not limited to Exhibit C. Lessor shall be responsible for major repairs to the mechanical equipment except where damages are due to the negligence of the Lessee, its employees, agents or representatives. Lessee shall also be responsible for maintenance of electrical, and plumbing equipment. Servicing and maintenance shall include, but not be limited to, proper lubrication, replacement of belts, filters, refrigerant, fuses and light bulbs, fluorescent tubes and ballasts. Lessee shall also be responsible for all alterations, modifications and special equipment installed by Lessee.

     (c) Lessor, upon reasonable notice to Lessee, shall have the right to enter into and upon the premises during the usual business hours for the purpose of inspecting the same and




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making such repairs or alterations as may be necessary for the safety and preservation thereof, provided the same does not interfere with Lessee's business.

     (d) Lessee agrees to furnish and maintain such fire extinguishers as are recommended or required by the fire department and/or insurance underwriters.

     (e) Lessee shall reimburse Lessor for any costs incurred for replacement of any and all broken glass in and about the premises, except glass broken by Lessor or its agents.

     (f) Where carpeting is provided over pad, chair mats shall be used under all chairs used with desks. Where carpeting is glued down, chair mats are recommended, but not required.

     (g) Lessee shall reimburse Lessor for their pro-rata share of the maintenance of landscaping and parking lot snow removal.

     (h) Lessee shall be responsible for sweeping and snow removal of their entrance walkway.

     (i) Lessee is permitted to change any locks after notifying Lessor, AND PROVIDED LESSEE SHALL GIVE LESSOR TWO KEYS FOR EACH NEW LOCK.

     (j) If Lessor fails to perform any of its duties pursuant to this paragraph as soon as reasonably possible after receipt of written notice of such need from Lessee, Lessor agrees that Lessee may have the necessary work done by a responsible contractor, selected after receiving three bona fide bids for the required work, and deduct the cost of said work from the monthly rent.

     (k) Lessee shall be responsible for its share of property management expenses, which shall not exceed 1% of the lease gross income.

     7. TAXES AND INSURANCE. Lessee shall pay for its portion of the property taxes and fire insurance which is based on the ratio that its leased space bears to the total leasable area in said premises (100%). This tax shall be pro-rated from the date of entry and based on the taxes due in the tax years (January 1 through December 31) of each year of occupancy. Lessee agrees to pay this tax within ten (10) days after receipt of notice. Lessee further agrees to pay any increase in the property taxes occasioned by any improvements made by Lessee under Paragraph 5 above, and all taxes, assessments, license fees and charges incidental to it's use of the premises. In the event the taxes exceed the real market value, Lessor agrees to protest the taxes.

     Lessee shall be solely responsible for all its property kept on the premises and insurance coverage of Lessee's personal property and office equipment.



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     Lessee shall pay any special improvement district assessments levied against the premises and shall provide fire insurance for the building during the term of the lease.

     8. DESTRUCTION OF PREMISES OR LOSS BY EMINENT DOMAIN. If the leased premises are totally destroyed by fire or other casualty, or if all or substantially all of the premises shall be taken under any condemnation or eminent domain proceeding, then this lease shall terminate and the unearned portion of the rent heretofore paid shall be returned to Lessee; provided, however, that in the event of destruction by fire or other casualty, Lessor shall have the right, with the consent of Lessee, to reconstruct or repair the premises within a reasonable time, but no rent shall accrue or be payable during the period that Lessee is deprived of the beneficial use of the premises.

     If the premises are partially destroyed by fire or other casualty or if part of the premises are taken under condemnation or eminent domain proceeding, and the remainder, in the judgment of Lessee, either is or is not reasonably suitable for its business, then this lease shall either terminate or Lessee may at its discretion continue to lease the remainder at a reduced rent determined by the proportional loss of beneficial use of the premises. In the case of fire or casualty, Lessor shall have the right to repair, within a reasonable time, any damage, but no rent shall accrue or be payable on the damaged area until repairs are completed.

     9. LIABILITY INSURANCE AND INDEMNITY. Lessee agrees to indemnify and hold harmless the Lessor from any and all claims of any kind or nature arising from Lessee's use of the premises during the term hereof, and Lessee hereby waives all claims against Lessor for damage to goods, wares or merchandise or for injury to persons in and upon the premises from any cause whatsoever except as might result from the negligence of Lessor or Lessor's representatives or from failure of Lessor to perform its obligations hereunder within a reasonable time after notice in writing by Lessee requiring such performance by Lessor. Lessee shall at all times during the term hereof keep in effect in responsible companies liability insurance in the name of and for the benefit of the Lessee and Lessor with limits as follows:


     Bodily Injury/Property Damage  $2,000,000.00

     Single Limit Coverage          $2,000,000.00


     Such insurance may, at Lessee's election, be carried under a general blanket policy. A renewal policy shall be procured not less than ten (10) days prior to the expiration of any policy. A satisfactory certificate of the insurer evidencing insurance carried, with proof of payment of the premium, shall be deposited with Lessor at his request. Lessee shall have the right to settle and adjust all liability claims against the insuring companies, without subjecting Lessor to any liability or obligation.

     10. RIGHT OF LESSOR TO SHOW PREMISES. Lessee, upon reasonable notice from Lessor, shall permit inspection of the premises during the three (3) months next


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preceding the expiration of this lease, by or in behalf of prospective Lessees, providing that such inspection does not interfere with the conduct of Lessee's business. Lessee shall permit, during the month preceding the expiration of this lease, signs and notices indicating that the premises are to be let or for sale to be posted and remain upon the premises.

     11. ASSIGNMENT OF LEASE AND SUBLETTING. Lessee shall not assign this lease or any part thereof or sublet all or part of the premises without Lessor's written consent, which shall not be unreasonably conditioned, withheld or delayed. However it shall not be necessary for Lessor's consent of assignment to one of Lessee's subsidiary or affiliated companies. In any event of assignment or subletting, Lessee shall remain liable for the performance of all terms of this lease.

     12. NOTICE OR DEMAND. Any notice, demand or communication under or in connection with this lease may be served upon the parties hereto by mailing to same by registered mail as follows:


     Lessor:  2880 South Main Street  #100
              Salt Lake City,  UT  84115

     Lessee:  6979 South High Tech Drive (185 West)
              Midvale, UT 84047


or at such other address as may be designated in writing by the Lessor or Lessee.

     13. DEFAULT AND TERMINATION. Lessee shall be in default under the terms of this lease if Lessee:

     (1) fails to pay any rent of other amounts due hereunder within ten (10) days after the same becomes due;

     (2) fails to perform or observe any other of the terms, covenants, or conditions of this lease for more than ten (10) days after written notice thereof from Lessor;

     (3) becomes bankrupt or insolvent, or any voluntary or involuntary proceedings under any bankruptcy or debtor relief law are initiated by Lessee, or Lessee makes any general assignment for the benefit of creditors; or

     (4) abandons the premises and ceases to pay rent.

In each of the above events Lessor shall have a right of re-entry and is entitled to recovery of the leased premises and/or to recover judgment for any and all delinquent installments of rent or other amounts including court and other costs and attorney fees. The parties agree that payment by Lessee and acceptance by Lessor of past due rents or other amounts shall not operate as a waiver of any other right arising because of any other default by Lessee.




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     In addition, Lessor shall have the right to continue this lease and collect all rents and other amounts as and when due, and this lease shall continue in full force and effect until Lessor gives Lessee written notice of intent to terminate Lessee's right to possession. On written notice of termination, on account of default, Lessee shall immediately and peacefully surrender possession to Lessor and Lessor shall be entitled to recover from Lessee all damages sustained by Lessor by reason of such default and all unpaid rents and other amounts due under the lease to the date of termination.

     As security for payment of all sums payable by Lessee under the terms of this lease, Lessee hereby grants to Lessor a Landlord's lien and security interest in and to all trade fixtures, equipment, furnishings and other personal property now or hereafter owned by Lessee and located in or upon the premises during the term of this lease, equivalent to the amount owed at the time of default. Lessee shall have no right to remove any of said property unless and until all defaults are cured and Lessor shall have a lien on all such property even though removed from the premises. All exemption laws are hereby waived and such security interest shall be in addition to any statutory lien or other lien or security interest given or which may be given to Lessor. So long as Lessee is not in default under the terms of this lease, Lessee shall have the right to remove from the leased premises all machinery, office equipment, appliances, and any and all other trade fixtures and equipment installed, whether or not attached to walls, floors, ceilings or woodwork, or other part of said premises. All damages to the leased premises caused by such removal shall be repaired by and at Lessee's sole cost and expense.

     The rights and remedies of each party hereunder and those provided by law shall be construed as cumulative and no one of them is exclusive of any other right or remedy hereunder or allowed by law, and shall be continuing rights, none of which shall be exhausted by being exercised on one or more occasions. Waiver of any one default shall not be considered a waiver of any other. Each party shall be entitled in a proper case to an injunction to enforce any part or parts of this lease, or to prevent or terminate any violation or default.

     In the event the leased premises become vacated and Lessee ceases to pay rent, during the term of this lease, Lessor or its representatives may re-enter said premises using such force as may be necessary therefor, without being liable therefor, and in addition to any other remedy provided by law or by this lease, may at its option re-let said premises on behalf of Lessee, applying any monies collected first to the payment of expenses and fees incurred in assuming or obtaining possession, second to the payment of rent due hereunder, and third to the payment of any other charges due to Lessor. Any surplus shall be paid to Lessee, and Lessee shall remain liable for any deficiency in rent and costs.

     14. Parking shall be provided according to the attached Exhibit B.

     15. COVENANTS OF PARTIES. Lessor covenants that Lessee upon paying the rents and keeping the covenants of this lease, shall lawfully, peaceably and
quietly hold and enjoy the premises for the aforesaid term.   Lessee covenants
that it will not commit, or suffer



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to be committed, any waste of the leased premises.  It is further understood and agreed that the covenants and agreements contained herein are binding on the parties hereto and their legal representatives, heirs and successors.

     16. OPTION TO RENEW LEASE. If Lessee is not then in default under the terms of this lease, Lessee shall have the option to renew this lease for one five (5) year option period. Lessee shall notify Lessor of its intent to exercise its option hereunder by written notice of such election no later than 90 days prior to the end of the initial term. The rental option period shall be in proportion to the increase in the Department of Labor's Consumer Price Index for Urban Wage Earners & Clerical Workers all items for all cities Average Statistical Area on the basis of 1967 = 100%. The increase in the Index which has occurred between the first and last month of the five year lease term shall be the basis for the rent adjustment. Said rentals shall in no event be less than the rental during the initial term of the lease.

     17. HOLD OVER PROVISION. Should Lessee hold over the leased premises or any part thereof after the expiration of the term of this lease, unless otherwise agreed in writing, such holding over shall constitute a tenancy from month to month only, and Lessee shall pay as monthly rental the then reasonable value of the use and occupation of the leased premises, which shall not be less, however, than the rent to be paid for the last month under this lease. Upon expiration of this lease, thirty (30) days written notice to vacate from a rent due date shall be required by either Lessee to Lessor, or Lessor to Lessee, of either party's desire to have the space vacated.

     Lessor and Lessee agree that if either defaults in any of the conditions and terms of this lease, the defaulting party shall pay all costs and expenses, including attorney fees, which may arise or accrue from enforcing this lease or in obtaining possession of the premises or in pursuing any remedy provided by the laws of the State of Utah whether by filing suit or otherwise.

     IN WITNESS WHEREOF, Lessor and Lessee have hereunto respectively executed duplicate originals of this Lease as of the day and year first above written.


WITNESS                                      CAPITOL PROPERTIES FOUR, L.C.



-------------------------------              -----------------------------------
                                                                          Lessor

                                             CIMETRIX, INC.



-------------------------------              -----------------------------------
                                                                          Lessee




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                                 EXHIBIT "C"


Service and maintenance of mechanical equipment to include the following:

ROOFTOP UNITS, FAN COILS W/CONDENSERS, FURNACES AND UNIT HEATERS:

1.  Lubricate moving parts.
2.  Inspect air filter, and replace as needed.
3.  Adjust belts and replace if necessary.
4.  Inspect all valves.
5.  Install new batteries in thermostats if necessary.
6.  Inspect and clean burner, ignitors and pilots.
7.  Inspect flue and diverter.
8.  Visually inspect heat exchanger.
9.  Inspect refrigerant system and controls.  (cost of refrigerant included)
10. Inspect safety controls.
11. Inspect and clean condensate pans and drains.
12. Brush clean air cooled condensers.

AIR FILTER CHANGING:

Four times a year including material and labor.

EVAPORATIVE COOLERS:

1.  Inspect electrical connections.
2.  Lubricate.
3.  Inspect and adjust belts, replace when necessary.
4.  Inspect fan and motor bearings.
5.  Inspect reservoir pan, clean as needed.
6.  Inspect controls.
7.  Inspect water distribution system, adjust and clean as needed.
8.  Inspect pads, replace as needed, including material and labor.
9.  Install covers.
10. Provide seasonal startup and shut down.





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